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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 14, 2001


                        FLEETBOSTON FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
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                 (State or other jurisdiction of incorporation)


         1-6366                                          05-0341324
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(Commission File Number)                       (IRS Employer Identification No.)


100 Federal Street, Boston, Massachusetts                                02110
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 (Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (617) 434-2200
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         (Former name or former address, if changed since last report)
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Item 5. Other Materially Important Events.


      On November 14, 2001, Registrant agreed to issue and sell $1,000,000,000 of its 4-7/8% Senior Notes due 2006 (the "Notes") under Registration Statement No. 333-36444. The Notes were purchased on November 19, 2001 by Credit Suisse First Boston Corporation, Bear, Stearns & Co. Inc. and Fleet Securities, Inc., as Representatives of the several Underwriters named in Schedule II to the Underwriting Agreement dated November 14, 2001 relating thereto.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements

            Not applicable

      (b)   Pro Forma Financial Statements

            Not applicable

      (c)   Exhibits

            The following exhibits are filed as part of this report:

            (1) Underwriting Agreement relating to the Notes, dated November 14, 2001, between Registrant and Credit Suisse First Boston Corporation, Bear, Stearns & Co. Inc. and Fleet Securities, Inc., as Representatives of the several Underwriters named therein.

            (2) Specimen certificate of the Notes.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                          FLEETBOSTON FINANCIAL CORPORATION


                                          By    /s/ GARY A. SPIESS
                                            ------------------------------------
                                                Gary A. Spiess
                                                Senior Vice President and
                                                Senior Deputy General Counsel,
                                                Assistant Secretary


Date:  November 19, 2001